Exhibit 99.1

EVO Payments Names Tom Panther as Chief Financial Officer

ATLANTA, Nov. 11, 2019 (GLOBE NEWSWIRE) — EVO Payments, Inc. (NASDAQ: EVOP), a leading global provider of payment technology integrations and acquiring solutions (“EVO” or the “Company”), announced today that Tom Panther has been appointed Executive Vice President and Chief Financial Officer, effective November 18, 2019.

Mr. Panther joins EVO after working for over 19 years at SunTrust Banks, Inc. where he served in numerous leadership roles including Chief Accounting Officer, Corporate Controller, Director of Corporate Finance, and Head of Capital Planning & Analysis. Mr. Panther also has experience executing transformational initiatives, including M&A integration, business process offshoring, organizational redesign, and large-scale system implementations. He began his career at Arthur Andersen, delivering accounting and advisory services to financial institutions for 9 years. Mr. Panther is a certified public accountant and earned his bachelor’s degree from the University of Richmond.

“Our business is performing well, and I’m pleased with EVO’s growth trajectory as we continue to expand our global footprint. Tom’s financial expertise and large public company experience in the financial services industry will further allow us to deliver market leading financial performance,” said James G. Kelly, EVO’s Chief Executive Officer. “I’m excited to welcome Tom to EVO’s executive management team.”

Mr. Panther succeeds Kevin Hodges, who will transition to an operational leadership role at the Company, initially directing strategic integration projects, and will continue to report to Mr. Kelly. “I have been fortunate to work with Kevin over the past 7 years as he built EVO’s finance organization. Kevin was integral to the Company’s IPO and international expansion, and I look forward to his continued contributions in his new role,” said Mr. Kelly.

Forward-Looking Statements

This release contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are often identified by words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on our current beliefs, assumptions, estimates and expectations, taking into account the information currently available to us and are not guarantees of future results or performance. Forward-looking statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: (1) our ability to anticipate and respond to changing industry trends and the needs and preferences of our customers and consumers; (2) the impact of substantial and increasingly intense competition; (3) the impact of changes in the competitive landscape, including disintermediation from other participants in the payments chain; (4) the effects of global, domestic and local economic, political and other conditions; (5) our compliance with governmental regulations and other legal obligations, particularly related to privacy, data protection and information security, and consumer protection laws; (6) our ability to protect our systems and data from continually evolving cybersecurity risks or other technological risks; (7) failures in our processing systems, software defects, computer viruses and development delays; (8) degradation of the quality of the products and services we offer, including support services; (9) risks associated with our ability to successfully complete, integrate and realize the expected benefits of acquisitions; (10) continued consolidation in the banking and payment services industries, including the impact of the combination of Banco Popular and Grupo Santander and the related bank branch consolidations; (11) increased customer, referral partner, or sales partner attrition; (12) the incurrence of chargebacks; (13) failure to maintain or collect reimbursements; (14) fraud by merchants or others; (15) the failure of our third-party vendors to fulfill their obligations; (16) failure to maintain merchant and sales relationships and financial institution alliances; (17) ineffective risk management policies and procedures; (18) our inability to retain smaller-sized merchants and the impact of economic fluctuations on such merchants, (19) damage to our reputation, or the reputation of our partners; (20) seasonality and volatility; (21) changes in personnel and our ability to recruit, retain and develop qualified personnel; (22) geopolitical and other risks associated with our operations outside of the United States; (23) any decline in the use of cards as a payment mechanism or other adverse developments with respect to the card industry in general; (24) increases in card network fees; (25) failure to comply with card networks requirements; (26) a requirement to purchase our eService subsidiary in Poland; (27) changes in foreign currency exchange rates; (28) future impairment charges; (29) risks relating to our indebtedness, including our ability to raise additional capital to fund our operations on economized terms or at all and exposure to interest rate risks; (30)  changes to, or the potential phasing out of, LIBOR; (31) restrictions imposed by our credit facilities and outstanding indebtedness; (32) participation in accelerated funding programs; (33) failure to enforce and protect our intellectual property rights; (34) failure to comply with, or changes in, laws, regulations and enforcement activities, including those relating to corruption, anti-money laundering, data privacy and financial institutions; (35) impact of new or revised tax regulations; (36) legal proceedings; (37) our dependence on distributions from our subsidiary EVO Investco, LLC to pay our taxes and expenses, including certain payments to the Continuing LLC Owners (as defined in our periodic reports) and, in the event that any tax benefits are disallowed, our inability to be reimbursed for payments made to the Continuing LLC Owners; (38) our organizational structure, including benefits available to the Continuing LLC Owners that are not available to holders of our Class A common stock to the same extent; (39) the risk that we could be deemed an investment company under the Investment Company Act of 1940; (40) the significant influence the Continuing LLC Owners continue to have over us, including control over decisions that require the approval of stockholders; (41) certain provisions of Delaware law and antitakeover provisions in our organizational documents could delay or prevent a change of control; (42) the effect of the Jumpstart our Business Startups Act of 2012 (the

“JOBS Act”), which allows us to reduce our SEC disclosure and postpone compliance with certain laws and regulations intended to protect investors; (43) the impact of no longer qualifying as an “emerging growth company” under the JOBS Act after December 31, 2019; (44) certain provisions in our organizational documents, including those that provide Delaware as the exclusive forum for litigation matters and that renounce the doctrine of corporate opportunity; (45) our ability to establish and maintain effective internal control over financial reporting and disclosure controls and procedures; (46) changes in our stock price, including relating to downgrades, analyst reports, and future sales by us or by existing stockholders; and (47) the other risks and uncertainties contained from time to time in our filings with the SEC, including our quarterly reports on Form 10-Q and our annual report on From 10-K. We qualify any forward-looking statements entirely by the cautionary factors listed above, among others. Other risks, uncertainties and factors, not listed above, could also cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

About EVO Payments, Inc.

EVO Payments, Inc. (NASDAQ: EVOP) is a leading payment technology and services provider. EVO offers an array of innovative, reliable, and secure payment solutions to merchants ranging from small and mid-size enterprises to multinational companies and organizations across the globe. As a fully integrated merchant acquirer and payment processor in over 50 markets and 150 currencies worldwide, EVO provides competitive solutions that promote business growth, increase customer loyalty, and enhance data security in the international markets it serves.

EVO Payments, Inc.
Contact:
Sarah Jane Perry
Investor Relations & Corporate Communications Manager
770-709-7365
investor.relations@evopayments.com